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BSC FRAMEWORK AGREEMENT

This Agreement is made on and with effect from [ ] 2000 between THE PERSONS whose names and principal offices are set out in the Schedule hereto.

WHEREAS:

(A) Pursuant to the Transmission Licence, NGC is required, with effect from [___________] 2000, to have in force at all times a document setting out the terms of the balancing and settlement arrangements (as defined in the Transmission Licence) and to adopt as the document in force with effect from [__________] 2000 the document designated by the Secretary of State for that purpose.

(B) Pursuant to a condition of every licence granted pursuant to section 6 of the Electricity Act 1989 as amended (the "ACT"), the holder of each such licence is required to be a party to the BSC Framework Agreement (being an agreement, in the form approved by the Secretary of State, by which the BSC is made binding between the parties to that agreement) and to comply with the BSC.

(C) The form of this Agreement has been approved by the Secretary of State on [_________] 2000 as the BSC Framework Agreement. (D) The Parties are entering into this Agreement for the purpose of giving effect to and binding themselves by the BSC.

NOW IT IS HEREBY AGREED as follows:

1. INTERPRETATION

1.1 In this Agreement (including the Recitals hereto):

"AUTHORISED PERSON" means a person authorised by all of the Parties pursuant to the BSC to sign on behalf of each such Party any Accession Agreement whereby a person is admitted as a New Party.

"BSC" means the document designated by the Secretary of State and adopted by NGC as the BSC pursuant to the Transmission Licence as from time to time modified pursuant to the Transmission Licence.

"EFFECTIVE DATE " means:

(i) with respect to each of the Original Parties, the date of this Agreement; and (ii) with respect to any Party Applicant who is admitted as a New Party and (as respects such Party Applicant) the other Parties, the date of the relevant Accession Agreement.

"NEW PARTY" means a person, other than an Original Party, who is admitted as a party to this Agreement.

"NGC" means the National Grid Company plc (registered number 2366977).


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"ORIGINAL  PARTIES"  means the persons  whose names are set out in the  Schedule hereto.

"PARTY" means, subject as provided in paragraph 3, the Original Parties and each New Party.

"SECRETARY  OF STATE" has the meaning given to that term in the Act.

"TRANSMISSION LICENCE" means the licence granted pursuant to section 6(1)(b) of the Act in respect of England and Wales, as modified from time to time.

1.2 In this Agreement, the terms "ACCESSION AGREEMENT", "DISCONTINUING PARTY", "DISCONTINUANCE DATE " and "PARTY APPLICANT" shall have the meanings ascribed to such terms respectively in the BSC.

2. NEW PARTIES

2.1 A Party Applicant may be admitted as a New Party subject to and in accordance with the provisions of the BSC by execution and delivery of an Accession Agreement signed by such Party Applicant and an Authorised Person.

2.2 Upon execution and delivery of an Accession Agreement in accordance with paragraph 2.1, the Party Applicant shall become a Party.

3. DISCONTINUING PARTIES

A Party which becomes a Discontinuing Party shall with effect from the Discontinuance Date cease to be a Party, but without prejudice to any provision of the BSC as to the continuance in force of any of its provisions as respects, or any rights, obligations and liabilities of, any such Party or (as respects such Party) any other Party.

4. BSC

4.1 The BSC is hereby given effect between and made binding upon each Party with effect from the Effective Date.

4.2 With effect from the Effective Date, each Party undertakes to each other Party to comply with and to perform its obligations in accordance with and subject to the BSC.

5. SEVERANCE

If any provision of this Agreement is or becomes invalid, unenforceable or illegal or is declared to be invalid, unenforceable or illegal by any court of competent jurisdiction or by any other Competent Authority (as defined in the BSC), such invalidity, unenforceability or illegality shall not prejudice or affect the remaining provisions of this Agreement, which shall continue in full force and effect notwithstanding the same.

6. COUNTERPARTS

This Agreement may be executed in any number of counterparts.

7. ADDRESS FOR SERVICE

Any Party which is not a company incorporated under the Companies Act 1985 (as amended) shall provide to the Authorised Person an address in England or Wales for service of process


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on its behalf in any  proceedings  provided  that if any such Party fails at any time to provide such address, such Party shall be deemed to have appointed BSCCo as its agent to accept service of process on its behalf until and unless such Party provides BSCCo with an alternative address in England or Wales for these purposes.

8. GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of England and Wales and the Parties hereby submit to the exclusive jurisdiction of the courts of England and Wales.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.


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SCHEDULE

ORIGINAL PARTIES

[Insert name and address of each Original Party]


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SIGNED BY                                   )
for and on behalf of                        )-----------------------------------
                                            )
SIGNED BY                                   )
for and on behalf of                        )-----------------------------------
                                            )
SIGNED BY                                   )
for and on behalf of                        )-----------------------------------
                                            )

[Insert for each Original Party]